EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 21, 2000, in Amendment No. 2 to Registration Statement (Form SB-2 No. 333-36620) and related Prospectus of EntrePort Corporation for the registration of 6,091,114 shares of its common stock.


                                                           /s/Ernst & Young LLP
         San Diego, California
         December 21, 2000